SUPPLEMENT DATED JUNE 1, 2010
TO

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSEPCTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV AND SUN LIFE FINANCIAL MASTERS VII

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Universal Institutional Funds, Inc. – Mid Cap Growth Portfolio (the “Portfolio”) was known as the Van Kampen UIF Mid Cap Growth Portfolio.

After the date of this supplement, in marketing materials and other documents the Portfolio will now be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters IV Masters VII 6/10